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                                                                    Exhibit 23.1



                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement on Form S-8 for the 1988 Stock Plan, the 1994 Key Executive Stock Plan and the 1997 Stock Incentive Plan of Heska Corporation of our report dated February 28, 1997, included in Heska Corporation's Registration Statement (No. 333-25767) filed with the Securities and Exchange Commission.



                                                             ARTHUR ANDERSEN LLP


Denver, Colorado
August 21, 1997